UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2012

Generac Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34627	20-5654756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

S45 W29290 Hwy. 59 Waukesha, Wisconsin	53189
(Address of principal executive offices)	(Zip code)

(262) 544-4811
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 21, 2012, Generac Holdings Inc. (the “Company”) issued a press release announcing that it had determined to adjust its proposed refinancing and proposed dividend recapitalization.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included under this Item, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                                             Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibits
99.1	Press release, dated May 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2012	GENERAC HOLDINGS INC.

	By:	/s/ York A. Ragen
	Name:	York A. Ragen
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99.1	Press release, dated May 21, 2012.